UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2007

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION/  ITEM 7.01 REGULATION FD DISCLOSURE

Liberty Global, Inc. (Liberty Global) indirectly owns 36.5% of Jupiter Telecommunications Co., Ltd. (J:COM). J:COM, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the JASDAQ. J:COM is Japan’s largest multiple system operator, based on the number of customers served, providing cable television, Internet access and telephone services in Japan.

On July 30, 2007, and pursuant to JASDAQ’s rules, J:COM publicly announced in Japan its results for the six months ended June 30, 2007 by issuing a press release. The full text of an English language translation of that press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

That attached document is furnished under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.”

The attached document refers to historical “Operating Cash Flow (OCF)” and “Free Cash Flow,” which are non-GAAP financial measures within the meaning of Regulation G. A reconciliation of historical OCF to the most directly comparable GAAP financial measure is presented below (yen in billions):

	Six months ended June 30,
	2007	2006
OCF	52	41
Depreciation and amortization	(32)	(25)
Stock compensation	—	—
Operating income	20	16

Historical Free Cash Flow is reconciled to the most directly comparable GAAP financial measure on page 19 of Exhibit 99.1, under the heading “Highlights of 20071H.”

J:COM defines (i) OCF as revenue less operating and programming costs and selling general and administrative expenses (exclusive of depreciation and amortization expense and stock compensation expense) and (ii) Free Cash Flow as cash provided by operating activities less capital expenditures and capital lease expenditures.

OCF and Free Cash Flow are important metrics by which J:COM’s management evaluate the performance of J:COM’s business. We believe that investors should have access to the same metrics. These non—GAAP financial measures should be considered in addition to results prepared in accordance in GAAP, but should not be considered a substitute for or superior to GAAP results.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding J:COM’s 2007 annual forecast, financial and subscriber trends, and business, product and marketing strategies. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include the continued use by subscribers and potential subscribers of J:COM’s services, changes in technology, regulation and competition, J:COM’s ability to achieve expected operational efficiencies and economies of scale, J:COM’s ability to generate expected revenue and operating cash flow and achieve assumed margins including, to the extent annualized figures imply forward-looking projections, continued performance comparable with the period annualized, as well as other factors that may be applicable to J:COM and its business detailed from time to time in Liberty Global’s filings with the Securities and Exchange Commission and J:COM’s filings with the JASDAQ. These forward-looking statements speak only as of the date of this release. Liberty Global expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any guidance and other forward-looking statement contained herein to reflect any change in Liberty Global’s or J:COM’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

	By:	/s/ RANDY L. LAZZELL

Randy L. Lazzell
Vice President
Date: July 30, 2007

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release